UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                  August 10, 2011

MOBILE DATA CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-52958 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)
2033 Gateway Place, 5th Floor, San Jose, California Address of principal executive offices)		95110 (Zip Code)

Registrant’s telephone number, including area code  (206) 338-2649

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On August 4, 2011 Mobile Data Corp. entered into a letter agreement with BEET Company Ltd. (the “Letter Agreement”) for the acquisition of the assets of the business of BEET, including all software rights to the LiveJive Broadcaster Software, the domain name livejive.com, intellectual property, equipment, and technology used in and related to the business of BEET, and including any related technology or Facebook applications to be developed (collectively, the “LiveJive Assets”).  Included in the LiveJive Assets  at the time of purchase will be all copyrights, trademarks, patents, designs, know-how, trade secrets, equipment, and contracts that embody in whole or in part the LiveJive Assets.  See Exhibit 10.7 – Letter Agreement for more details.

In accordance with the terms of the Letter Agreement, Mobile has conducted and completed its due diligence on the LiveJive Assets to its satisfaction.

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On August 9, 2011 Mobile and Beet entered into an asset purchase agreement for the purchase and sale of the LiveJive Assets.  Mobile has agreed to pay $250,000 to BEET for the LiveJive Assets payable by the issuance and delivery of 2.5 million restricted shares of Mobile in the name of BEET at a deemed price of $0.05 per share and the granting of an annual royalty payment equal to 20% of the gross revenues generated by Mobile in the utilization of the LiveJive Assets in its business.  See Exhibit 10.8 – Asset Purchase Agreement for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.7, Exhibit 10.8, and Exhibit 99.1, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.7, Exhibit 10.8, and Exhibit 99.1 is incorporated herein by reference.

Item 8.01.  Other Events.

On August 9, 2011, Mobile issued a press release announcing the acquisition of the LiveJive Assets.  A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Also, Mobile is cautioning the public about illegal spam.  Mobile encourages the public to thoroughly research an investment prior to making a financial commitment or seek the advice of a licensed broker prior to investing in its stock or any other company’s stock.  Mobile recommends to never rely upon unsolicited email or phone calls to enter into the investment decision process.  No information regarding Mobile should be relied upon unless that information is published on Mobile’s website or filed with Mobile’s SEC filings.  If you have received any unsolicited messages regarding Mobile please forward the email to Mobile at info@mobiledatacorp.com.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.7	Letter Agreement dated August 4, 2011 between Mobile Data Corp. and BEET Company Ltd.	Included
10.8	Asset Purchase Agreement dated August 9, 2011 between Mobile Data Corp. and BEET Company Ltd.	Included
99.1	Press release dated August 9, 2011 announcing the acquisition of the LiveJive Assets.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Mobile Data Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

MOBILE DATA CORP.

/s/ Steven Cozine
Dated: August 10, 2011	By:	Steven Cozine – Director and CEO

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Exhibit 10.7

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Mobile Data Corp.
2033 Gateway Place, 5th Floor
San Jose, California
95110

August 4, 2011

BEET Company Ltd. 90 Main Street Road Town, Tortola British Virgin Islands Attention: Soha Hamdan
Dear Ms. Hamdan:

Re:  BEET Company Ltd. (“BEET”) – Asset Purchase

This letter will confirm our numerous discussions concerning the proposed purchase of the assets of the business of BEET, including all software rights to the LiveJive Broadcaster Software, the domain name livejive.com, intellectual property, equipment, and technology used in and related to the business of BEET, and including any related technology or Facebook applications to be developed (collectively, the “Asset” or the “Assets”).

This Letter Agreement sets forth the terms and conditions of the proposed purchase, which, when accepted by BEET, will form a binding agreement between us, such agreement to be embodied in due course in a more formal agreement (the “Formal Agreement”).

Background

For the purposes of our proposed acquisition, we have each relied upon the following information:

(a)	BEET is a BVI limited liability company duly organized and validly subsisting;

(b)	Mobile Data Corp. is a Nevada company duly organized and validly subsisting and is a SEC reporting company in good standing;

(c)	BEET is the sole owner of the Assets;

(d)
BEET is, at the time of entering into this agreement, the recorded holder and beneficial owner of the Assets, free and clear of all liens, encumbrances, assignments, mortgages, actions, and charges of any kind held by any person or persons, corporations, or government bodies against the Assets, and no taxes or payments are due in respect of any thereof; and

(e)	there are no options, rights or other agreements to purchase the Assets, and BEET has not granted anyone else the right to purchase all or some of the Assets.

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Proposed Acquisition

Based on the foregoing information, we agree as follows:

1.
We will purchase from BEET all of the Assets.  Included in the Assets  at the time of purchase will be all copyrights, trademarks, patents, designs, know-how, trade secrets, equipment, and contracts that embody in whole or in part the Assets.

2.
The aggregate purchase price of the Assets will be up to a maximum of US$250,000 payable in 2.5 million restricted common shares of Mobile Data Corp. at a deemed price of $0.05 per share and an annual royalty payment of 20% of the gross revenues generated by Mobile Data Corp. in the use of the Assets in its business.  The 2.5 million restricted common shares will be issued within 10 business days of the signing of the Formal Agreement.

3.
It is understood that contained in the Formal Agreement will be the normal and usual covenants and warranties for a transaction of this nature, including among other things, but without limitation, the ownership of the Assets and the right of BEET to sell the Assets.  The Formal Agreement will also disclose and contain warranties concerning, without limitation, the nature of ownership of and good title to the Assets; the holdings of permits, licences, consents and authorities necessary for the use of the Assets; all contracts and other obligations dealing with the Assets; and all outstanding guarantees and performance bonds attached to the Assets.

4.	The Formal Agreement will also contain customary conditions precedent to closing, including, without limitation, the following:

a.	We will conduct our due diligence on the Assets and evaluate the Assets and obtain satisfactory results from our due diligence and evaluation.

b.	We will complete the due diligence and evaluation within 30 calendar days of the date this Letter Agreement is accepted by BEET.

c.	BEET will obtain any required consents for the transfer of title of the Assets.

d.
We will enter into a management agreement with BEET to provide services to us for the purpose of developing the Assets and any new technology or improvements to the Assets for as long as we are the legal and beneficial owner of the Assets subject to the terms and conditions of such management agreement.

The Formal Agreement will provide that if these conditions are not fulfilled or waived prior to closing, the obligations of the parties thereunder will be null and void unless the fulfilment of any such condition was not reasonably capable of being performed.

5.
Pending the closing of the transaction, we and our representatives will have, at reasonable times and with minimal disruption, access to BEET and to its books and records, financial and operating data, material contracts and other information with respect to the business as we will reasonably request.

6.	All information will be kept confidential and will be divulged by the parties only to their respective principals and professional advisors.

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7.
Prior to execution of the Formal Agreement and so long as negotiations on this proposal continue and are being pursued in good faith, BEET agrees neither to solicit expressions of interest nor offers from any other parties concerning the sale of the Assets nor to negotiate same or to take any steps in furtherance thereof.

Miscellaneous

8.
Each of the parties hereby will pay their own costs, expenses and fees (including, without limitation, legal counsel) incurred in connection with the preparation, execution and the consummation of this Letter Agreement and the Formal Agreement.

9.
This Letter Agreement and the Formal Agreement will be interpreted in accordance with the laws of the State of Nevada and will enure to the benefit of and be binding upon us and BEET and our respective heirs, successors and permitted assigns.

10.
All parties agree to sign such further and other deeds and documents, including without limitation, the Formal Agreement and to give such further and other assurances as may be necessary to fully implement this Letter Agreement.

11.
If the foregoing accurately sets forth your understanding of our agreement, please sign this Letter Agreement where indicated below which will then form a binding agreement among us, subject only to the terms and conditions aforesaid.  We will then immediately begin our due diligence and preparation of the Formal Agreement.

Yours truly,

Mobile Data Corp.

Per:      /s/ Steven Cozine                                                                                                          c/s
  Steven Cozine - President

ACCEPTED AND AGREED TO THIS              4TH           DAY OF AUGUST, 2011:

BEET Company Ltd

Per:       /s/ Soha Hamdan
  Soha Hamdan - President

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Exhibit 10.8

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Exhibit 10.8

ASSET PURCHASE AGREEMENT

This asset purchase agreement dated for reference August 9, 2011, is between Mobile Data Corp., a Nevada corporation of 2033 Gateway Place, 5th Floor, San Jose California, 95110 (“Mobile”) and BEET Company Ltd., a BVI corporation of 90 Main Street, Road Town, Tortola, British Virgin Islands (the “Vendor”).

Whereas:

A.	the parties signed a Letter Agreement for the purchase and sale of the business assets of the Vendor;

B.	the Vendor has agreed to transfer all of its interest in the Assets and Mobile has agreed to purchase the Assets pursuant to the terms and conditions of this agreement;

for valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

INTERPRETATION

1.	The definitions in the recitals are part of this agreement.

2.	In this agreement:

a.
“Assets” mean the assets used in the Vendor’s business, including all software rights to the LiveJive Broadcaster Software, the domain name livejive.com, intellectual property, equipment, and technology used in and related to the Vendor’s business, and including any related technology or Facebook applications to be developed (collectively, the “Asset” or the “Assets”) and all documents and information related to the Assets the assets, all of which are more particularly described in Schedule “A” attached to this agreement.

b.	“Effective Date” means August 9, 2011.

c.	“Letter Agreement” means the letter agreement dated August 5, 2011 between Mobile and the Vendor for the purchase of the Assets.

d.	“Shares” means the 2.5 million restricted common shares of Mobile to be issued to the Vendor.

TERMS AND CONDITIONS OF THE ACQUISITION

Acquisition of Assets

3.	The Vendor will transfer all of its interest in the Assets to Mobile at closing so that Mobile becomes the sole beneficial and legal owner of the Assets as of the Effective Date.

Payment of Purchase Price

4.
As consideration for the purchase and sale of the Assets, Mobile will pay the Vendor $250,000 payable by the issuance of the Shares at a deemed price of $0.05 per share and an annual royalty payment of 20% of the gross revenues generated by Mobile in its business utilized by the Assets.

Closing

5.	At closing, the Vendor will deliver the following:

a.	all the documents and information relating to the Assets, including any documents required for the transfer of any Assets;

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b.	a copy of all corporate documents required for the sale of the Assets, including directors’ resolutions approving the sale of the Assets.

6.	At closing, Mobile will deliver the following:

a.	a copy of all corporate documents required for the acquisition of the Assets, including directors’ resolutions approving the payment of the purchase price for the Assets; and

b.	the share certificate representing the Shares.

REPRESENTATIONS AND WARRANTIES

Mobile

7.	Mobile represents and warrants that:

a.	It is a company formed and in good standing under the laws of Nevada.

b.	It has the legal capacity and authority to make and perform this agreement.

c.	The signing of this agreement and the performance of its terms have been duly authorized by all necessary corporate actions including the resolution of the board of directors of Mobile.

d.	Any shares issued pursuant to the terms of this agreement will be subject to the trading restrictions set out in Section 10.

The Vendor

8.	The Vendor represents and warrants that:

a.	The Vendor is a company formed and in good standing under the laws of the British Virgin Islands.

b.	The Vendor has the legal capacity and authority to make and perform this agreement.

c.	The signing of this agreement and the performance of its terms have been duly authorized by all necessary corporate actions including the resolution of the board of directors of the Vendor.

d.	The Vendor owns the Assets free of any claim or potential claim by any person and has the authority to transfer the Assets as described in this agreement.

e.	No person has any right to acquire any interest in the Assets, with the exception of Mobile.

COVENANTS AND ACKNOWLEDGEMENTS

9.	The Vendor will indemnify Mobile from any and all debts or liabilities arising out of or from the Assets prior to the date of this agreement.

10.
The Vendor acknowledges and understands that each certificate evidencing any Shares issued to the Vendor under this agreement and any other securities issued on any stock split, stock dividend, recapitalization, merger, consolidation, or similar event will be imprinted with legends substantially in the following form:

“These securities are restricted securities as that term is defined in Rule 144 under the U.S. Securities Act of 1933 (the “Act”).  As restricted securities, they may be resold only in accordance with Regulation S under the Act or pursuant to an effective registration statement under the Act or an exemption from the Act.”

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11.	The Vendor acknowledges that:

a.	restrictions on the transfer, sale or other subsequent disposition of such Shares by the Vendor may be imposed by securities laws in addition to any restrictions imposed pursuant to Section 10 above;

b.
the Vendor has been advised by Mobile that the Vendor should consult its own legal adviser before disposing of all or any part of any Shares that may be issued to the Vendor pursuant to this agreement to avoid breach of relevant securities laws, regulations and policies;

c.
the Vendor has been given an adequate opportunity to ask questions of, and receive answers from, the officers of Mobile concerning the acquisition of the Shares and to obtain such additional information as the Vendor deems necessary in order to evaluate an investment in Mobile and Mobile has provided all information requested by the Vendor;

d.	neither Mobile nor any director of Mobile has made any representation about the present or future value of the Shares; and

e.
the Vendor has been advised that the business of Mobile is in a start-up phase and acknowledges that there is no assurance that Mobile will raise sufficient funds to adequately capitalize the business of that the business will be profitable in the future.

TRANSFER OF ASSETS

Assignment in Trust

12.
The Vendor acknowledges that it has transferred, assigned and set over to Mobile all of the right, title, benefit and interest of the Vendor in the Assets, and that, with respect to those Assets of which the transfer of legal ownership has not yet been affected, the Vendor will hold such Asset or Assets in trust for Mobile and the benefits derived thereunder will be for the account of Mobile.

OTHER PROVISIONS

13.
The Vendor acknowledges that this agreement was prepared for Mobile by its legal counsel and that it may contain terms and conditions onerous to the Vendor.  The Vendor expressly acknowledges that Mobile has given the Vendor adequate time to review this agreement and to seek and obtain independent legal advice, and the Vendor represents to Mobile that it has in fact sought and obtained independent legal advice and is satisfied with all the terms and conditions of this agreement.

14.	Time is of the essence of this agreement.

15.	This agreement is governed by the laws of Nevada and must be litigated in the courts of Nevada.

16.
Any notice that must be given or delivered under this agreement must be in writing and delivered by hand to the address or transmitted by fax to the fax number provided by the party and is deemed to have been received when it is delivered by hand or transmitted by fax unless the delivery or transmission is made after 4:00 p.m. or on a non-business day where it is received, in which case it is deemed to have been delivered or transmitted on the next business day.  Any payments of money must be delivered by hand or wired as instructed in writing by the receiving party.  Any delivery other than a written notice or money must be made by hand at the receiving party’s address.

17.	The Vendor may not assign this agreement or any part of it to another party.

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18.	Any amendment of this agreement must be in writing and signed by the parties.

19.	This agreement enures to the benefit of and binds the parties and their respective successors, heirs and permitted assignees.

20.
No failure or delay of Mobile in exercising any right under this agreement operates as a waiver of the right.  Mobile’s rights under this agreement are cumulative and do not preclude Mobile from relying on or enforcing any legal or equitable right or remedy.

21.	If any provision of this agreement is illegal or unenforceable under any law, then it is severed and the remaining provisions remain legal and enforceable.

22.	This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.

The parties’ signatures below are evidence of their agreement.

Mobile Data Corp.

  /s/ Authorized signatory

Authorized signatory
August 9, 2011

BEET Company Ltd.

  /s/ Authorized signatory

Authorized signatory
August 9, 2011

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Schedule “A”
Schedule “A” to the Asset Purchase Agreement
between Mobile Data Corp. and Beet Company Ltd.
dated for reference the 9th day of August, 2011

(number of pages including this one: 1)

Assets

The following is the description of the Assets.

1.	The domain name “LiveJive.com”.
2.	All notes, data, records, and materials in any format that relate to the domain name.
3.	The website www.livejive.com and its design and layout structure.
4.	All the content previously prepared for the website.
5.	The business plan for “LiveJive” prepared by the Vendor.
6.	All software rights to the LiveJive Broadcaster Software.
7.	All intellectual property, equipment, and technology used in and related to the business of the Vendor, including any related technology or Facebook applications to be developed.

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Exhibit 99.1

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Mobile Data Corp. Completes Due Diligence of Unique
Social Media Application and Enters Into Asset Purchase Agreement; Initial Product Launch and Release Planned for Facebook®

San Jose, CA – August 09, 2011 – Mobile Data Corp. (“MDC”) announces the completion of due diligence in connection with a recent Letter Agreement entered into with BEET Company Ltd. (“BEET”) to acquire certain assets from BEET for the development of an application for use in various social media initiatives.

MDC has determined that the application under review met the necessary criteria for MDC to become involved in furthering what is essentially the ‘last mile’ development of the software application and introducing it to the social media marketplace. As a result, MDC has entered into a definitive agreement with BEET to acquire the assets and immediately begin the process of completing final development of the application. Given its current stage of development, MDC expects that it will be able to complete the necessary ‘last mile’ programming of the application and beta test it in under 30 days.

Furthermore, MDC is pleased to announce that once the application is completed and tested, it plans to initially launch it and make it available to the members of Facebook®. Facebook® is a natural fit for MDC’s new software application – which has yet to be named - as it is the preeminent social media platform and recently reported it has over 750 million members worldwide. The MDC application for Facebook® is an application that could conceivably be utilized by every member of Facebook® whether they are an individual, corporation, informal group or formal organization.

Mobile is a solutions provider for telecommunications and computer convergence technology. MDC previously developed the “MDCTracker™”, and the “MDC-KidTracker™” child safety application for BlackBerry® Smartphones. MDC is committed to acquiring and developing software applications to provide real solutions that address real issues.  Developing products for use in social media forums is a natural progression of the MDC’s overall business and corporate strategy.

 Please contact us should you have any questions: info@mobiledatacorp.com

Safe Harbor Statement
---------------------
Forward-looking statements in this news release are made pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used herein, words such as “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on assumptions made by and information available to Mobile Data Corp. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, continued acceptance of Mobile’s products, technological changes and the successful development of new products, dependence on third-party networks to provide services, dependence on intellectual property rights, increased levels of competition, possible product defects and product liability, changes in Canadian and foreign laws and regulations, significant fluctuations of quarterly operating results, risks related to international sales and potential foreign currency exchange fluctuations, the initiation or outcome of litigation, acts or potential acts of terrorism, international conflicts, and other risks and factors detailed from time to time in Mobile’s periodic reports filed with the United States Securities and Exchange Commission, and other regulatory authorities. Should one or more of these risks or uncertainties materialize, or should any of Mobile’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on Mobile’s forward-looking statements. Except as required by law, Mobile disclaims any obligation to update or public announce any revisions to any of the forward-looking statements contained in this press release. This communication to shareholders and the public contains certain forward-looking statements.

SOURCE Mobile Data Corp.

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